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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                 FORM 8-K


                               CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934



                     Commission file number 1-12753



   DATE OF REPORT  (Date of earliest event reported)            July 16, 2003





                           Fidelity Bancorp, Inc.
          (Exact name of registrant as specified in its charter)


                 Delaware                             36-3915246
         (State of Incorporation)          (I.R.S. Employer Identification No.)

                       5455 W. Belmont, Chicago, Illinois,  60641
                        (Address of principal executive offices)


                                   (773) 736-4414
                 (Registrant's telephone number, including area code)





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ITEM 9.  REGULATION FD DISCLOSURE.

On July 16, 2003, Fidelity Bancorp, Inc. and MAF Bancorp, Inc. issued a press release announcing that at a special meeting of stockholders held on July 16, 2003, Fidelity's stockholders adopted and approved the Agreement and Plan of Reorganization dated as of December 16, 2002 by and among Fidelity Bancorp, Inc. and MAF Bancorp, Inc. and the pending merger of Fidelity Bancorp, Inc. with and into MAF Bancorp, Inc.

The press release is attached as Exhibit 99.1 and incorporated by reference.



                            Forward Looking Information


Statements contained in this Current Report on Form 8-K that are not historical facts constitute forward-looking statements (within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended), which involve significant risks and uncertainties. MAF and Fidelity intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of invoking these safe harbor provisions. Factors which could have an effect on the timing of the closing of the merger of Fidelity into MAF include, but are not limited to, unanticipated developments that could have a material adverse effect on MAF or Fidelity or unexpected developments affecting MAF's or Fidelity's ability to satisfy any conditions to closing.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


         (a)   Financial Statements of Business Acquired.

               None.

         (b)   Pro Forma Financial Information.

               None.

         (c)   Exhibits.

               99.1  Press Release dated July 16, 2003.













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                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             FIDELITY BANCORP, INC.




Dated: July 16, 2003                     By:/s/ RAYMOND S. STOLARCZYK
                                             ____________________________

                                             Raymond S. Stolarczyk
                                             Chairman and
                                             Chief Executive Officer